EXHIBIT 10.7

               THIRD AMENDMENT TO THE LOAN AND SECURITY AGREEMENT


     Third Amendment dated as of December 29, 1999 (this "Amendment") to the Loan and Security Agreement, dated as of December 31, 1997 (as amended, restated, supplemented and modified, the "LOAN AGREEMENT"), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER") and KNOGO NORTH AMERICA INC., a Delaware corporation ("BORROWER"), and the other Credit Parties executing this Amendment.

                                  WITNESSETH :

     WHEREAS, Borrower and Lender are parties to the Loan Agreement pursuant to which Lender provides Borrower with certain financial accommodations;

     WHEREAS, Borrower has requested that Lender amend certain provisions of the Loan Agreement and Lender is willing to do so on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS

     1. AMENDMENT TO LOAN AGREEMENT. Subject to the Satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1.5(a) is amended in its entirety to provide as follows:

               "(a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus four and one-half percent (4.50%) per annum (the "Revolving Credit Rate"); PROVIDED, HOWEVER, if no Default shall have occurred and be continuing, effective on the first calendar month that occurs more than five (5) Business Days after delivery of the audited Financial Statements for the Fiscal Year ending December 31, 2000 and a compliance certificate signed by the Chief Financial Borrower which indicates that Sentry and its Subsidiaries on a consolidated basis have a Fixed Charge Coverage for such Fiscal Year equal to or greater than 1.0 to 1.0, the Revolving Credit Rate shall be reduced to the sum of the Index Rate plus (a) four percent (4.00%) if such Fixed Charged Coverage is 1.2 to 1.0 or greater or (b) four and one-quarter percent (4.25%) if such Fixed Charge Coverage is equal to or greater than 1.0 to 1.0 but less than 1.2 to 1.0."

          (b) Schedule A to the Loan Agreement is amended as follows:

               (i) The following defined terms are amended in their entirety to provide as follows:

               "Borrowing Base" shall mean at any time an amount equal to the sum at such time of:

               A) the sum of (A) 80% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of the Eligible Accounts (other than Eligible Deferred Accounts) of Borrower and Video PLUS (B) the lesser of (i) $1,000,000 or (ii) 70% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value (as determined by Lender) of the Eligible Deferred Accounts of Borrower; provided that Lender (without limiting its rights to otherwise reduce the foregoing percentage) shall reduce the foregoing percentages (the "Accounts Advance Rates") by one percentage point for each percentage point that the dilution of the Accounts of Borrower (calculated as the average dilution from the Accounts Receivable Roll Forward Analysis (Exhibit E) over the most recent three months) exceeds ten percent (10%); provided, that in the event the Accounts Advance Rates are so reduced and dilution of the Accounts of Borrower (calculated as the average dilution from the Accounts Receivable Roll Forward Analysis (Exhibit E) over the most recent three months) decreases to ten percent (10%) or less then Lender shall increase the Accounts Advance Rates by one percentage point for each percentage point of such decrease except that in no event shall the Accounts Advance Rates exceed the percentages set forth above; PLUS

               B) the lesser of (i) the Inventory Maximum Amount or (ii) the sum of 25% (or such lesser percentage as may be specified by Lender from time to time by written notice to Borrower) of the value of the Eligible Inventory of Borrower and Video consisting of raw material, finished goods and work-in-process consisting of component parts that could be sold as finished goods, in each case as determined by Lender, valued on a first-in, first-out basis (at the lower of cost or market); PLUS

               C) the Special Advance Amount.

          "Stated Expiry Date" shall mean December 31, 2001.

               (ii) The following defined terms are inserted in the appropriate alphabetical order:

               "Inventory Appraisal" shall mean an appraisal of the Inventory of Borrower and Video prepared by an appraiser satisfactory to Lender which is satisfactory in all respects to Lender.

               "Inventory Maximum Amount" shall mean (a) upon receipt by Lender of the Inventory Appraisal, $1,500,000 and (b) at all other times, $500,000.

               "Special Advance Amount" shall mean (a) for the period commencing on the Third Amendment Effective Date and ending on the earlier of (i) January 31, 2000 or (ii) receipt by Lender of the Inventory Appraisal, $250,000 and (b) at all other times, $0.

               "Third Amendment" shall mean the Third Amendment to Loan and Security Agreement dated as of December 29, 1999 among Lender and Credit Parties.

               "Third Amendment Effective Date" shall have the meaning given to the term "Effective Date" in the Third Amendment.

               (iii) The defined term "Eligible Inventory" is amended by amending clause (i) in its entirety to provide as follows:

                    "(i) does not consist of raw materials, finished goods or
               work-in-process consisting of component parts that could be sold as finished goods."

          (c)  Schedule E is amended as follows:

               (i) The second sentence of Paragraph 1 is amended by replacing the percentage ".25%" with the percentage ".375%".

               (ii) The first sentence of paragraph 5 is amended in its entirety to provide as follows:

               "PREPAYMENT FEE:
               For the Revolving Credit Loan, an amount equal to the Maximum Amount multiplied by:

               2% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) on or after the first anniversary of the Closing Date and on or before the third anniversary of the Closing Date, payable on the Commitment Termination Date; or

               1% if Lender's obligation to make further Revolving Credit Advances or incur additional Letter of Credit Obligations is terminated (voluntarily by Borrower, upon Default or otherwise) after the third anniversary of the Closing Date payable on the Commitment Termination Date."

               (iii) Paragraph 6 is amended in its entirety to provide as follows:

                    "Audit Fees: Borrower will reimburse Lender at Lender's then applicable rate per person per day (not to exceed $750 per person per day) plus out-of-pocket expenses for the audit reviews, field examinations and collateral examinations."

          (d)       Schedule G is amended as follows:

                    (i) Paragraph 2 is amended in its entirety to provide as follows:

                    "MINIMUM NET WORTH. Sentry and its Subsidiaries on a consolidated basis shall at the end of each Fiscal Month have a Net Worth of not less than an amount equal to (x) the amount of the Net Worth of Sentry and its Subsidiaries on a consolidated basis for the Fiscal Year ending December 31, 1999 minus (y) $3,000,000.

                    (ii) Paragraph 3 entitled "Fixed Charge Coverage Ratio" is amended in its entirety to provide as follows:

                         "3. Intentionally Omitted"

                    (iii) Paragraph 4 is amended in its entirety to provide as follows:

                    "4. CAPITAL EXPENDITURES. Sentry and its Subsidiaries on a consolidated basis shall not make aggregate Capital Expenditures in any Fiscal Year in excess of $250,000."

                    (iv) Paragraph 5 entitled "Working Capital Ratio" is amended in its entirety to provide as follows:

                         "5. Intentionally Omitted"

          (e) Exhibit B to the Loan Agreement is replaced with Exhibit B to this Amendment.

          (f) The Transaction Summary is amended to reflect the terms set forth in this Amendment.

     2. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that except as they relate to paragraphs 3 and 4 of Exhibit E to that certain Sale and Leaseback Agreement dated as of December 24, 1996 between NOG
(NY) QRS 12-23, Inc. ("NOG") and Borrower (the "Lease"): (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms. Borrower agrees to provide Lender with copies of all communications between Borrower and NOG relating to the Lease. Borrower agrees to provide an updated Disclosure Schedule (3.14) Intellectual Property on or before January 15, 2000.

     3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness (the "Effective Date") of this Amendment is subject to the fulfillment of the following conditions precedent:

          (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

          (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender; and

          (c) Borrower shall have paid to Lender an Amendment Fee in the amount of $25,000.

     4. CONTINUING EFFECT OF LOAN AGREEMENT. Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

     5. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                 KNOGO NORTH AMERICA INC.,
                                 AS BORROWER

                                 By: /s/ Peter J. Mundy
                                     --------------------------
                                     Name:  Peter J. Mundy
                                     Title: V.P. - CFO

                                 SENTRY TECHNOLOGY CORPORATION,
                                 AS CREDIT PARTY

                                 By: /s/ Peter J. Mundy
                                    -----------------------------
                                    Name:  Peter J. Mundy
                                    Title: V.P. - CFO

                                 VIDEO SENTRY CORPORATION,
                                 AS CREDIT PARTY

                                 By: /s/ Peter J. Mundy
                                    ------------------------------
                                    Name:  Peter J. Mundy
                                    Title: V.P. - CFO

                                 KNOGO CARIBE, INC.,
                                 AS CREDIT PARTY

                                 By: /s/ Peter J. Mundy
                                    --------------------------------
                                    Name:  Peter J. Mundy
                                    Title: V.P. - CFO

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 AS LENDER

                                 By: /s/ Philip Carfora
                                    --------------------------------
                                    Name:  Philip Carfora
                                    Title: Duly Authorized Signatory

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                              CONSENT OF GUARANTORS

     Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

     IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

                                            GUARANTORS:

                                            SENTRY TECHNOLOGY CORPORATION

                                            By: /s/ Peter J. Mundy
                                               --------------------------------
                                               Name: Peter J. Mundy
                                               Title: V.P. CFO

                                            VIDEO SENTRY CORPORATION

                                            By: /s/ Peter J. Mundy
                                               --------------------------------
                                               Name: Peter J. Mundy
                                               Title: V.P. CFO

                                            KNOGO CARIBE, INC.

                                            By: /s/ Peter J. Mundy
                                                --------------------------------
                                               Name: Peter J. Mundy
                                               Title: Treasurer